UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

[x] Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

GCP Applied Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 GCP APPLIED TECHNOLOGIES INC. 2019 ANNUAL MEETING OF STOCKHOLDERS Thursday, May 2, 2019 9:00 a.m. (ET) AC Hotel Cambridge 10 Acorn Park Drive Cambridge, MA 02140 Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 2, 2019. Notice is hereby given that the 2019 Annual Meeting of Stockholders of GCP Applied Technologies Inc. will be held at AC Hotel Cambridge, 10 Acorn Park Drive, Cambridge, MA 02140 on Thursday, May 2, 2019 at 9:00 a.m. (ET). You can obtain directions to the Annual Meeting by contacting investor relations at investors@gcpat.com. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/gcp If you want to receive a paper copy or an e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 20, 2019 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3: 1. To elect three Class II directors and four Class III directors for one-year terms expiring in 2020; a. Phillip J. Mason Class II d. Ronald C. Cambre Class III b. Elizabeth Mora Class II e. Gerald G. Colella Class III c. Clay H. Kiefaber Class II f. James F. Kirsch Class III g. Marran H. Ogilvie Class III 2. To ratify the appointment of PricewaterhouseCoopers LLP as GCP’s independent registered public accounting firm for 2019; 3. To approve, on an advisory, non-binding basis, the compensation of GCP’s named executive officers, as described in the accompanying Proxy Statement; and 4. Any other business properly brought before the Annual Meeting or any postponement or adjournment thereof. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/gcp • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on May 1, 2019. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Scan code to the right for mobile voting. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: : Internet/Mobile Access the Internet and go to www.investorelections.com/gcp . Follow the instructions to log in, and order copies. ( Telephone Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. * Email Send us an email at paper@investorelections.com with “GCP Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.